UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 10, 2026

AB PRIVATE CREDIT INVESTORS CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	814-01196	81-2491356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Colorado Street, Suite 1500

Austin, Texas 78701

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (512) 721-2900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Third Amended and Restated Investment Advisory Agreement

On February 10, 2026, AB Private Credit Investors Corporation, a Maryland corporation (the “Fund”), and AB Private Credit Investors, LLC a Delaware limited liability company (the “Adviser”), the Fund’s registered investment adviser, entered into a Third Amended and Restated Investment Advisory Agreement (the “Third Amended and Restated Agreement”), which amended and restated that certain Second Amended and Restated Investment Advisory Agreement, dated March 24, 2022, (the “Advisory Agreement”). Pursuant to the Third Amended and Restated Agreement, (i) the Base Management Fee was reduced from 1.375% of the Fund’s outstanding assets to 1.25% of the Fund’s outstanding assets, (ii) the Income-Based Incentive Fee was reduced to be calculated as follows: (x) the 8% Catch-Up Cap was reduced from the portion of the Pre-incentive Fee Net Investment Income, if any, that exceeds the 8% Hurdle Rate but is less than 2.50% in any calendar quarter, approximately 10% per annum to such portion of the Pre-incentive Fee Net Investment Income, if any, that exceeds the 8% Hurdle Rate but is less than 2.42% in any calendar quarter, approximately 9.7% per annum and (y) 20% of the amount of Pre-incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter was reduced to 17.5% of the amount of Pre-incentive Fee Net Investment Income, if any, that exceeds 2.42% in any calendar quarter and (iii) the Capital Gains Fee was reduced from 20.0% of the Fund’s aggregate cumulative realized capital gains, if any, to 17.5% of the Fund’s aggregate cumulative realized capital gains, if any. All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Third Amended and Restated Agreement.

The description above is qualified in its entirety by reference to the copy of the Third Amended and Restated Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference thereto.

Fee Waiver Letter

On February 10, 2026, the Fund and the Adviser also entered into a Fee Waiver Letter (the “Fee Waiver Letter”).

Pursuant to the Fee Waiver Letter, the Adviser agreed to voluntarily (i) reduce the Base Management Fee payable to the Adviser by the Fund under the Advisory Agreement from 1.375% of outstanding assets to 1.25% of outstanding assets, (ii) calculate the Income-Based Incentive Fee payable to the Adviser by the Fund under the Advisory Agreement as follows: (x) the 8% Catch-Up Cap was reduced from the portion of the Pre-incentive Fee Net Investment Income, if any, that exceeds the 8% Hurdle Rate but is less than 2.50% in any calendar quarter, approximately 10% per annum to such portion of the Pre-incentive Fee Net Investment Income, if any, that exceeds the 8% Hurdle Rate but is less than 2.42% in any calendar quarter, approximately 9.7% per annum and (y) 20% of the amount of Pre-incentive Fee Net Investment Income, if any, that exceeds 2.50% in any calendar quarter was reduced to 17.5% of the amount of Pre-incentive Fee Net Investment Income, if any, that exceeds 2.42% in any calendar quarter and (iii) reduce the Capital Gains Fee payable to the Adviser by the Fund under the Advisory Agreement from 20.0% of the Fund’s aggregate cumulative realized capital gains, if any, to 17.5% of the Fund’s aggregate cumulative realized capital gains, if any. Effective as of January 1, 2026 (the “Effective Date”) through February 10, 2026 (the “Waived Period”). The Adviser has agreed to calculate: (i) the Base Management Fee as set forth therein (defined therein as the “Reduced Base Management Fee”), (ii) the Income-Based Incentive Fee as set forth therein (defined therein as the “Reduced Income-Based Incentive Fee”) and (iii) the Capital Gains Fee (defined there in as the “Reduced Capital Gains Fee”), and to waive such portion of each of the Base Management Fee, Income-Based Incentive Fee and Capital Gains Fee payable under the Advisory Agreement that is in excess of the Reduced Base Management Fee, Reduced Income-Based Incentive Fee and Reduced Capital Gains Fee, as applicable.

For the avoidance of doubt, the purpose of the Fee Waiver Letter is to reduce the Base Management Fees, Income-Based Incentive Fees and Capital Gains Fees payable to the Adviser by the Fund during the Waived Period. In order to ensure that the Reduced Base Management Fee is less than the Base Management Fee that would otherwise be payable under the Advisory Agreement, the Adviser will, for the Waived Period, calculate the Reduced Base Management Fee and the Base Management Fee under the terms of the Advisory Agreement. If, for any portion of the Waived Period, the Reduced Base Management Fee would be greater than the Base Management Fee calculated under the terms of the Advisory Agreement, the Adviser shall only be entitled to the lesser of those two amounts. In order to ensure that the Reduced Income-Based Incentive Fee is less than the Income-Based Incentive Fee that would otherwise be payable under the Advisory Agreement, the Adviser will, for the Waived Period, calculate the Reduced Income-Based Incentive Fee and the Income-Based Incentive Fee under the terms of the Advisory Agreement. If, for any portion of the Waived Period, the Reduced Income-Based Incentive Fee would be greater than the Income-Based Incentive Fee calculated under the terms of the Advisory Agreement, the Adviser shall only be entitled to the lesser of those two amounts. In order to ensure that the Reduced Capital Gains Fee is less than the Capital Gains Fee that would otherwise be payable under the Advisory Agreement, the Adviser will, for the Waived Period, calculate the Reduced Capital Gains Fee and the Capital Gains Fee under the terms of the Advisory Agreement. If, for any portion of the Waived Period, the Reduced Capital Gains Fee would be greater than the Capital Gains Fee calculated under the terms of the Advisory Agreement, the Adviser shall only be entitled to the lesser of those two amounts. All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Third Amended and Restated Agreement.

The description above is qualified in its entirety by reference to the copy of the Fee Waiver Letter, which is filed as Exhibit 10.2 to this current report on Form 8-K and is incorporated herein by reference thereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.

10.1	Third Amended and Restated Investment Advisory Agreement by and between AB Private Credit Investors Corporation and AB Private Credit Investors LLC, dated February 10, 2026.

10.2	Fee Waiver Letter Delivered to AB Private Credit Investors Corporation by AB Private Credit Investors LLC, dated February 10, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AB PRIVATE CREDIT INVESTORS CORPORATION

Date: February 10, 2026	By:	/s/ Leon Hirth
		Name:	Leon Hirth
		Title:	Secretary